EXHIBIT 10.1


                              AMENDED AND RESTATED
                       NOTE AND WARRANT PURCHASE AGREEMENT


                                                TABLE OF CONTENTS

                                                                                                  PAGE


ARTICLE I                  AMENDED AND RESTATED NOTES AND WARRANTS..................................1
         Section 1.1       Amended and Restated Notes and Warrants..................................1
         Section 1.2       Issuance of Common Stock.................................................2
         Section 1.4       Warrants.................................................................2
         Section 1.5       Warrant Shares...........................................................2
         Section 1.6       Registration Rights.  ...................................................2
         Section 1.7       Security Agreements......................................................2
         Section 1.8       Closing. ................................................................3

ARTICLE II                 REPRESENTATIONS AND WARRANTIES...........................................3
         Section 2.1       Representations and Warranties of the Company............................3
         Section 2.2       Representations and Warranties of the Purchasers........................13

ARTICLE III                COVENANTS...............................................................15
         Section 3.1       Securities Compliance...................................................15
         Section 3.2       Registration and Listing................................................15
         Section 3.3       Inspection Rights.......................................................15
         Section 3.4       Compliance with Laws....................................................15
         Section 3.5       Keeping of Records and Books of Account.................................15
         Section 3.6       Reporting Requirements..................................................16
         Section 3.7       Amendments..............................................................16
         Section 3.8       Other Agreements........................................................16
         Section 3.9       Distributions...........................................................16
         Section 3.10      Registration Rights.....................................................16
         Section 3.11      Reservation of Shares...................................................16
         Section 3.12      Transfer Agent Instructions.............................................17
         Section 3.13      Disposition of Assets...................................................17
         Section 3.14      Repayment of Other Indebtedness.........................................17
         Section 3.15      Non-public Information..................................................18
         Section 3.16      Annual Report on Form 10-KSB............................................18

ARTICLE IV                 CONDITIONS..............................................................18
         Section 4.1       Conditions Precedent to the Obligation of the Company to
                           Close and to Sell the Common Stock, the Notes and Warrants..............18
         Section 4.2       Conditions Precedent to the Obligation of the Purchasers to
                           Close and to Purchase the Common Stock, the Notes and Warrants..........19

ARTICLE V                  CERTIFICATE LEGEND......................................................21
         Section 5.1       Legend..................................................................21

ARTICLE VI                 TERMINATION.............................................................21
         Section 6.1       Termination by Mutual Consent...........................................21
         Section 6.2       Effect of Termination...................................................22

ARTICLE VII                INDEMNIFICATION.........................................................22
         Section 7.1       General Indemnity.......................................................22
         Section 7.2       Indemnification Procedure...............................................22

ARTICLE VIII               MISCELLANEOUS...........................................................23
         Section 8.1       Fees and Expenses.......................................................23
         Section 8.2       Specific Enforcement; Consent to Jurisdiction...........................23
         Section 8.3       Entire Agreement; Amendment.............................................24
         Section 8.4       Notices.................................................................24
         Section 8.5       Waivers.................................................................25
         Section 8.6       Headings................................................................25
         Section 8.7       Successors and Assigns..................................................25
         Section 8.8       No Third Party Beneficiaries............................................25
         Section 8.9       Governing Law...........................................................25
         Section 8.10      Survival................................................................25
         Section 8.11      Counterparts............................................................25
         Section 8.12      Publicity...............................................................26
         Section 8.13      Severability............................................................26
         Section 8.14      Further Assurances......................................................26




                              AMENDED AND RESTATED
                       NOTE AND WARRANT PURCHASE AGREEMENT

         This AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is dated as of March 1, 2003 (the "EFFECTIVE DATE"), by and between TELENETICS CORPORATION, a California corporation (the "COMPANY"), and the entities listed on EXHIBIT A hereto (each a "PURCHASER" and collectively, the "PURCHASERS").

                                 R E C I T A L S

         A. As of January 23, 2002, March 1, 2002, and April 1, 2002, the Company entered into Note and Warrant Purchase Agreements, Security Agreements, Registration Rights Agreements, Senior Secured Convertible Promissory Notes and Secured Convertible Promissory Notes (collectively, the "ORIGINAL NOTES"), and Warrants to Purchase Shares of Common Stock (the "ORIGINAL WARRANTS") of the Company (collectively, the "ORIGINAL DOCUMENTS") with the Purchasers.

         B. The Company and the Purchasers acknowledge and agree that, due to a worsening United States economy, the Company is experiencing cash flow problems that negatively impact its ability to meet its obligations to the Purchasers.

         C. The Company and the Purchasers agree that a restructuring as set forth herein of the debt incurred by the Company pursuant to the Original Documents will aid in the ability of the Company to meet its obligations to the Purchasers.

         D. This Agreement is intended to and shall replace the Note and Warrant Purchase Agreements executed by the parties as part of the Original Documents.

         E. This Agreement has been mutually negotiated between informed, sophisticated, consensual parties over an extended period of time.

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchasers agree as follows:

                                   ARTICLE I
                     AMENDED AND RESTATED NOTES AND WARRANTS
                     ---------------------------------------

         SECTION 1.1 AMENDED AND RESTATED NOTES AND WARRANTS. On or before the Closing Date (as defined in SECTION 1.7) , each Purchaser shall surrender and deliver to the Company the Original Note and the Original Warrant that were issued to such Purchaser. Upon surrender and delivery by the Purchasers of all of the Original Notes and Original Warrants (and the cancellation thereof), and the execution of this Agreement by the parties, the Company shall deliver to each Purchaser an Amended and Restated Secured Promissory Note (collectively, the "NOTES") in a form substantially similar to that attached hereto as EXHIBIT B, and an Amended and Restated Warrant to Purchase Shares of Common Stock (collectively, the "WARRANTS") in a form substantially similar to that attached hereto as EXHIBIT C.

         The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), including Regulation D ("REGULATION D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

         SECTION 1.2 ISSUANCE OF COMMON STOCK. As part of the consideration for entering into this Agreement, at the Closing, the Company shall issue shares of its common stock (the "COMMON STOCK") to each of the Purchasers in the amounts set forth next to each Purchaser's name on EXHIBIT A.

         SECTION 1.3 WAIVER OF PRIOR BREACHES, DEFAULTS, ETC. As part of the consideration for entering into this Agreement and receiving the Common Stock, each of the Purchasers, as of the Closing and as of the Effective Date, hereby waives any and all rights, remedies, causes of action and any other claims that it may have against the Company relating to any breach, default, penalty, failure to pay or any other transgression or noncompliance on the part of the Company under the terms of the Original Documents.

         SECTION 1.4 WARRANTS. At the Closing, the Company shall issue to the Purchasers Warrants to purchase an aggregate of 7,429,543 shares of the Company's common stock which shall provide for an exercise price equal to the Warrant Price as calculated under the terms of the Original Warrants on the Closing Date. The Warrants shall be exercisable through February 28, 2007 and shall have a fixed exercise price as set forth in the Warrants.

         SECTION 1.5 WARRANT SHARES. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a minimum of 7,429,543 shares of the Company's common stock issuable under the terms of the Warrants. Any shares of common stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the "WARRANT SHARES." The Common Stock, the Notes, the Warrants, and the Warrant Shares are sometimes collectively referred to herein as the "SECURITIES."

         SECTION 1.6 REGISTRATION RIGHTS. Except as set forth in SECTION 3.10 hereof, the Securities shall not carry registration rights. Therefore, the Registration Rights Agreements that were executed by the parties as part of the Original Documents shall be terminated and of no force and effect as of the Effective Date.

         SECTION 1.7 SECURITY AGREEMENTS. At the Closing, the Company shall execute and deliver to the Purchasers Amended and Restated Security Agreements which are intended to and shall replace the Security Agreements executed by the parties as part of the Original Documents. The Security Agreements executed by the parties as part of the Original Documents shall be terminated and of no force and effect as of the Closing Date. It is the intention of the Company and the Purchasers that the security interest granted by the Company to all of the Purchasers (except the security interest granted to Dolphin Offshore Partners, L.P. ("DOLPHIN")) shall be pari passu and shall be senior to the security interest granted to Dolphin.

         SECTION 1.8 CLOSING. The closing (the "CLOSING") of the execution and delivery of this Agreement shall occur upon delivery by facsimile of executed signature pages of this Agreement and all other documents, instruments and writings required to be delivered pursuant to this Agreement to Rutan & Tucker, LLP, 611 Anton Boulevard, Suite 1400, Costa Mesa, California 92626. The Closing shall take place no later than April 30, 2003, and shall take place at the offices of Rutan & Tucker, LLP at 5:00 p.m. (California time) upon the satisfaction of each of the conditions set forth in ARTICLE IV hereof (the "CLOSING DATE"). Notwithstanding the actual Closing Date, the parties acknowledge and agree that the terms and conditions of this Agreement contemplate that the transactions provided for herein shall be deemed effective as of the Effective Date.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         SECTION 2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Purchasers to enter into this Agreement and to purchase the Notes and the Warrants, the Company hereby makes the following representations and warranties to the Purchasers:

                  (a) ORGANIZATION, GOOD STANDING AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries (as defined in SECTION 2.1(g)) or own securities of any kind in any other entity (except as set forth on SCHEDULE 2.1(g) hereto. The Company and each such Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, properties, prospects or financial condition of the Company or its Subsidiaries and which is material to such entity or other entities controlling or controlled by such entity or which is likely to materially hinder the performance by the Company of its obligations hereunder and under the other Transaction Documents (as defined in SECTION 2.1(b) hereof).

                  (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Amended and Restated Security Agreements, the Notes, the Warrants and the Irrevocable Transfer Agent Instructions (as defined in SECTION 3.12) (collectively, the "TRANSACTION DOCUMENTS") and to issue and sell the Securities (as defined in SECTION 1.5) in accordance with the terms hereof and the Notes and the Warrants, as applicable. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

                  (C) CAPITALIZATION. The authorized capital stock of the Company and the shares thereof issued and outstanding as of March 1, 2003 are set forth on SCHEDULE 2.1(c) hereto. All of the outstanding shares of the Company's common stock and any other security of the Company have been duly and validly authorized. Except as set forth in this Agreement or on SCHEDULE 2.1(c) hereto, no shares of common stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement or on SCHEDULE 2.1(c) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on
         SCHEDULE 2.1(C) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on SCHEDULE 2.1(c), the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on SCHEDULE 2.1(c) hereto, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and no holder of such securities has a right of rescission or claim for damages with respect thereto which could have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Articles"), and the Company's Bylaws as in effect on the date hereof (the "BYLAWS").

                  (d) ISSUANCE OF SECURITIES. The Common Stock, the Notes and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and, when issued upon cancellation of the Original Notes and the Original Warrants in accordance with the terms hereof, shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind (other than federal and state securities law restrictions). When the Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind (other than federal and state securities law restrictions) and the holders shall be entitled to all rights accorded to a holder of common stock.

                  (e) NO CONFLICTS. Except as disclosed on SCHEDULE 2.1(E), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Company's Articles or Bylaws or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries' respective properties or assets are bound (other than as expressly contemplated by the Transaction Documents), (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, in all cases other than violations pursuant to clauses (i) or (iv) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Notes, the Common Stock, the Warrants and the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Commission, the OTCBB prior to or subsequent to the Closing, or state securities administrators subsequent to the Closing, or any registration statement which may be filed pursuant hereto).

                  (f) COMMISSION DOCUMENTS, FINANCIAL STATEMENTS. The common stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and, except as disclosed in this SECTION 2.1(f) and on SCHEDULE 2.1(f) hereto, since January 1, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
         Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "COMMISSION DOCUMENTS"). The Company has delivered or made available to the Purchasers true and complete copies of the Commission Documents filed with the Commission since January 1, 2002. The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. At the time of its filing, the Form 10-QSB for the fiscal quarter ended September 30, 2002 (the "FORM 10-QSB") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Form 10-QSB did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Notwithstanding anything contained in this Section 2.1(f), the Company hereby imparts to the Purchasers that the Company's independent auditors withdrew their previously issued review reports with respect to the condensed consolidated financial statements included in the Company's Form 10-QSBs for March 31, 2002 and June 30, 2002.

                  (g) SUBSIDIARIES. SCHEDULE 2.1(g) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, "SUBSIDIARY" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on
         SCHEDULE 2.1(g) hereto. Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

                  (h) NO MATERIAL ADVERSE CHANGE. Since September 30, 2002, the Company has not experienced or suffered any Material Adverse Effect, except as disclosed on SCHEDULE 2.1(h) hereto and except that the Company is unable to file two years of audited financial statements with its Form 10-KSB for the period ending December 31, 2002.

                  (i) NO UNDISCLOSED LIABILITIES. Except as disclosed in the Commission Documents, neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's or its Subsidiaries respective businesses since September 30, 2002 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its Subsidiaries.

                  (j) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since September 30, 2002, except as disclosed on SCHEDULE 2.1(j) hereto, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

                  (k) INDEBTEDNESS. SCHEDULE 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "INDEBTEDNESS" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $25,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed on SCHEDULE 2.1(K), neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  (l) TITLE TO ASSETS. Each of the Company and the Subsidiaries has good and marketable title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever, except for those indicated on SCHEDULE 2.1(l) hereto or such that, individually or in the aggregate, would not have a Material Adverse Effect as of the Effective Date. All said leases of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect.

                  (m) ACTIONS PENDING. There is no action, suit, claim, investigation, arbitration, alternative dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on
         SCHEDULE 2.1(m) hereto, there is no action, suit, claim, investigation, arbitration, alternative dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would have a Material Adverse Effect as of the Closing Date. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such, which individually or in the aggregate, would have a Material Adverse Effect as of the Effective Date.

                  (n) COMPLIANCE WITH LAW. The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth on SCHEDULE 2.1(n) hereto or such that, individually or in the aggregate, the noncompliance therewith would not have a Material Adverse Effect. The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (o) TAXES. Except as set forth on SCHEDULE 2.1(o) hereto, the Company and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable. Except as disclosed on SCHEDULE 2.1(o) hereto, none of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

                  (p) CERTAIN FEES. Except as set forth on SCHEDULE 2.1(p) hereto, the Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

                  (q) DISCLOSURE. To the best of the Company's knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

                  (r) OPERATION OF BUSINESS. Except as disclosed on SCHEDULE 2.1(r), the Company and each of the Subsidiaries owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, including, but not limited to, those listed on SCHEDULE 2.1(r) hereto, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

                  (s) ENVIRONMENTAL COMPLIANCE. Except as disclosed on SCHEDULE 2.1(s) hereto, the Company and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. SCHEDULE 2.1(s) hereto sets forth all material permits, licenses and other authorizations issued under any Environmental Laws to the Company or its Subsidiaries. "ENVIRONMENTAL LAWS" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except as set forth on SCHEDULE 2.1(s) hereto, the Company has all necessary governmental approvals required under all Environmental Laws and used in its business or in the business of any of its Subsidiaries. The Company and each of its Subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. "ENVIRONMENTAL LIABILITIES" means all liabilities of a person (whether such liabilities are owed by such person to governmental authorities, third parties or otherwise) whether currently in existence or arising hereafter which arise under or relate to any Environmental Law.

                  (t) BOOKS AND RECORDS; INTERNAL ACCOUNTING CONTROLS. The records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
         (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

                  (u) MATERIAL AGREEMENTS. Except for the Transaction Documents and as set forth in the Commission Documents and on SCHEDULE 2.1(u) hereto, neither the Company nor any Subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission (collectively, "MATERIAL AGREEMENTS") if the Company or any Subsidiary were registering securities under the Securities Act. Except as disclosed on SCHEDULED 2.1(u), to the best of the Company's knowledge neither the Company nor any subsidiary is in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. Except as disclosed on SCHEDULE 2.1(u), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any Subsidiary limits or shall limit the payment of interest on the Notes, or dividends on its common stock.

                  (v) TRANSACTIONS WITH AFFILIATES. Except as set forth on
         SCHEDULE 2.1(v) hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $50,000 individually or in the aggregate between (a) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning any capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

                  (w) SECURITIES ACT OF 1933. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities. Neither the Company nor anyone acting on its behalf, directly or indirectly, has sold or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

                  (x) GOVERNMENTAL APPROVALS. Except as set forth on SCHEDULE 2.1(x) hereto, and except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Notes and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

                  (y) EMPLOYEES. Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as set forth on SCHEDULE 2.1(y) hereto, neither the Company nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary. Since September 30, 2002, no officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

                  (z) ABSENCE OF CERTAIN DEVELOPMENTS. Except as set forth on
         SCHEDULE 2.1(Z) hereto, since September 30, 2002, neither the Company nor any Subsidiary has:

                           (i) issued any stock, bonds or other corporate
                  securities or any rights, options or warrants with respect thereto;

                           (ii) borrowed any amount or incurred or become
                  subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such Subsidiary's business;

                           (iii) discharged or satisfied any lien or encumbrance
                  or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                           (iv) declared or made any payment or distribution of
                  cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

                           (v) sold, assigned or transferred any other tangible
                  assets, or canceled any debts or claims, except in the ordinary course of business;

                           (vi) sold, assigned or transferred any patent rights,
                  trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except in the ordinary course of business or to the Purchasers or its representatives;

                           (vii) suffered any substantial losses or waived any
                  rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                           (viii) made any changes in employee compensation
                  except in the ordinary course of business and consistent with past practices;

                           (ix) made capital expenditures or commitments
                  therefor that aggregate in excess of $25,000;

                           (x) entered into any other transaction other than in
                  the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

                           (xi) made charitable contributions or pledges in
                  excess of $25,000;

                           (xii) suffered any material damage, destruction or
                  casualty loss, whether or not covered by insurance; (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

                           (xiv) effected any two or more events of the
                  foregoing kind which in the aggregate would cause a Material Adverse Effect; or

                           (xv) entered into an agreement, written or otherwise
                  (other than the Transaction Documents), to take any of the foregoing actions.

                  (aa) USE OF PROCEEDS. The proceeds from the sale of the Notes and the Warrant Shares will be used by the Company for working capital purposes and shall not be used to prepay any outstanding Indebtedness or make any loans to any officer, director, affiliate or insider of the Company.

                  (bb) PUBLIC UTILITY HOLDING COMPANY ACT AND INVESTMENT COMPANY ACT STATUS. The Company is not a "HOLDING COMPANY" or a "PUBLIC UTILITY COMPANY" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing will not be, an "INVESTMENT COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY," within the meaning of the Investment Company Act of 1940, as amended.

                  (cc) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its Subsidiaries which is or would cause a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale of the Common Stock and the Warrant Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to
         Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any Purchaser, or any person or entity that owns a beneficial interest in any Purchaser, is an "EMPLOYEE PENSION BENEFIT PLAN" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "PARTY IN INTEREST" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this SECTION 2.1(vv), the term "PLAN" shall mean an "EMPLOYEE PENSION BENEFIT PLAN" (as defined in
         Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

         SECTION 2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other
Purchaser:

                  (a) ORGANIZATION AND STANDING OF THE PURCHASERS. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                  (b) AUTHORIZATION AND POWER. Each Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by each Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, members or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by each Purchaser. The other Transaction Documents constitute, or shall constitute when executed and delivered, valid and binding obligations of each Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

                  (c) ACQUISITION FOR INVESTMENT. Each Purchaser is acquiring the Securities solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution. Each Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein and subject to SECTION 2.2(e) below, each Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company and is (ii) able to bear the financial risks associated with an investment in the Securities and
         (iii) that it has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

                  (d) RULE 144. Each Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("RULE 144"), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

                  (e) GENERAL. Each Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Each Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                  (f) OPPORTUNITIES FOR ADDITIONAL INFORMATION. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser's personal knowledge of the Company's affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company.

                  (g) NO GENERAL SOLICITATION. Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

                  (h) ACCREDITED INVESTOR. Each Purchaser is an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Each Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

                  (i) LIMITATIONS ON SHORT SALES. So long as no Event of Default (as defined in the Notes) has occurred and is continuing, neither the Purchasers nor their affiliates will undertake any special selling activities with respect to the Common Stock or the Warrant Shares, which includes, without limitation, any short sale.

         The Company and the Purchasers acknowledge and agree that the Schedules to be prepared by the Company and subsequently attached hereto may be delivered by the Company to the Purchasers post-Closing; provided, however, that such Schedules shall be delivered no later than June 30, 2003.

                                  ARTICLE III
                                    COVENANTS
                                    ---------

         The Company covenants with each Purchaser as follows, which covenants are for the benefit of each Purchaser and their respective permitted assignees, as follows:

         SECTION 3.1 SECURITIES COMPLIANCE. The Company shall notify the Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

         SECTION 3.2 INTENTIONALLY OMITTED.

         SECTION 3.3 INSPECTION RIGHTS. Subject to SECTION 3.15 hereof, the Company shall permit, during normal business hours and upon reasonable request and reasonable notice, a Purchaser or any employees, agents or representatives thereof, so long as a Purchaser shall own the Common Stock, the Warrant Shares or the Warrants which, in the aggregate, represent more than two percent (2%) of the total combined voting power of all voting securities then outstanding, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect, during the term of the Notes, the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, and key employees.

         SECTION 3.4 INTENTIONALLY OMITTED.

         SECTION 3.5 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

         SECTION 3.6 REPORTING REQUIREMENTS. The Company shall furnish or make available three (3) copies of the following to the Purchasers in a timely manner so long as the Purchasers shall be obligated hereunder to purchase the Notes or shall beneficially own the Notes or Warrants, or shall own Warrant Shares which, in the aggregate, represent more than one percent (1%) of the total combined voting power of all voting securities then outstanding:

                  (a) Quarterly Reports filed with the Commission on Form 10-QSB as soon as available, and in any event within fifty-one (51) days after the end of each of the first three (3) fiscal quarters of the Company;

                  (b) Annual Reports filed with the Commission on Form 10-KSB as soon as available, and in any event within one hundred six (106) days after the end of each fiscal year of the Company; and

                  (c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of the Company's common stock, contemporaneously with the delivery of such notices or information to such holders of common stock.

         SECTION 3.7 AMENDMENTS. The Company shall not amend or waive any provision of the Articles or Bylaws of the Company in any way that would adversely affect the exercise rights, voting rights, prepayment rights or redemption rights of the holder of the Notes or the Warrants; provided, however, that the Company shall not be prohibited from amending its Articles to increase its authorized capital stock.

         SECTION 3.8 OTHER AGREEMENTS. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any Subsidiary under any Transaction Document.

         SECTION 3.9 DISTRIBUTIONS. Except as set forth on SCHEDULE 3.9 hereto, so long as any Notes remain outstanding, the Company agrees that it shall not, without the prior written consent of the holders of a majority of the principal amount of the Notes outstanding at the time consent is required, which consent may be granted or denied in the sole discretion of the Purchasers, (i) declare or pay any dividends (other than a stock dividend or stock split) or make any distributions to any holder(s) of the Company's common stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any common stock or other equity security of the Company.

         SECTION 3.10 REGISTRATION RIGHTS. Each Purchaser that holds the Common Stock and the Warrant Shares shall have those certain registration rights expressly set forth in the Amended and Restated Registration Rights Agreement, which shall be substantially in the form set forth in EXHIBIT D.

         SECTION 3.11 RESERVATION OF SHARES. So long as the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, 100% of the aggregate number of Warrant Shares initially issuable under the Warrants.

         SECTION 3.12 TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Purchasers or their respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by the Purchasers to the Company upon exercise of the Warrants, in the form of EXHIBIT E attached hereto (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). All such certificates shall bear the restrictive legend specified in SECTION 5.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this SECTION 3.12 will be given by the Company to its transfer agent other than as contemplated by the Irrevocable Transfer Agent Instructions and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this
SECTION 3.12 shall affect in any way the Purchasers' obligations and agreements set forth in SECTION 5.1 to comply with all applicable prospectus delivery or other requirements, if any, upon the resale of the Common Stock and the Warrant Shares. If a Purchaser provides the Company with an opinion of counsel, in form, substance and scope generally acceptable to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act or the Purchasers provide the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Common Stock and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchasers and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this SECTION 3.12 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this SECTION 3.12 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this SECTION 3.12, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         SECTION 3.13 DISPOSITION OF ASSETS. So long as the Notes remain outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any material amount of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for sales to customers in the ordinary course of business, sales of inventory to subcontractors, sales or assignments of accounts receivable to the Company's contract manufacturers or their lenders, without the prior written consent of the holders of a majority of the principal amount of the Notes then outstanding.

         SECTION 3.14 REPAYMENT OF OTHER INDEBTEDNESS. So long as the Notes remain outstanding, the Company shall not prepay any Indebtedness for borrowed money owed by the Company to any officer, director, affiliate or insider of the Company.

         SECTION 3.15 NON-PUBLIC INFORMATION. Except as required under the Transaction Documents, neither the Company nor any of its officers or agents shall disclose any material non-public information about the Company to the Purchasers and neither the Purchasers nor any of their affiliates, officers or agents will solicit any material non-public information from the Company. Each Purchaser agrees that, without the prior written consent of the Board of Directors of the Company, until such time as any and all material non-public information disclosed to the Purchaser pursuant to the Transaction Documents has been disclosed publicly and until such time as that information is no longer considered material, neither the Purchaser nor any of its affiliates (as such term is defined in Rule 12b-2 of the Exchange Act), acting alone or as part of a group, will: (a) acquire, propose, or offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights to acquire any securities of the Company, or (b) sell any securities of the Company.

         SECTION 3.16 ANNUAL REPORT ON FORM 10-KSB. The Company shall file its Annual Report on Form 10-KSB for the year ended December 31, 2002 (including audited financial statements) with the Commission no later than April 15, 2003.

                                   ARTICLE IV
                                   CONDITIONS
                                   ----------

         SECTION 4.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE AND TO SELL THE COMMON STOCK, THE NOTES AND WARRANTS. The obligation hereunder of the Company to close and issue and sell the Common Stock, the Notes and the Warrants to the Purchasers at the Closing is subject to the satisfaction or waiver, at or before the Closing, of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company in writing at any time in its sole discretion.

                  (a) ACCURACY OF THE PURCHASERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                  (b) PERFORMANCE BY THE PURCHASERS. Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

                  (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) DELIVERY OF ORIGINAL NOTES AND ORIGINAL WARRANTS. The Original Notes and Original Warrants shall have been delivered to the Company at the Closing for cancellation effective as of the Effective Date.

                  (e) DELIVERY OF TRANSACTION DOCUMENTS. The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company, and the Company shall have received such other certificates and documents as the Company or its counsel shall reasonably require incident to the Closing.

         SECTION 4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASERS TO CLOSE AND TO PURCHASE THE COMMON STOCK, THE NOTES AND WARRANTS. The obligation hereunder of the Purchasers to purchase the Common Stock, the Notes and the Warrants and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchasers' sole benefit and may be waived by the Purchasers at any time in their sole discretion.

                  (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company in this Agreement, the Amended and Restated Security Agreements and the Notes shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

                  (b) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

                  (c) NO SUSPENSION, ETC. Trading in the Company's common stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("BLOOMBERG") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any national or international calamity or crisis of such magnitude in its effect on any financial market which, in each case, in the reasonable judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Notes.

                  (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (e) NO PROCEEDINGS OR LITIGATION. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

                  (f) WARRANTS AND NOTES. The Company shall have delivered the originally executed Warrants (in such denominations as each Purchaser may request) to the Purchasers and shall have delivered the originally executed Notes (in such denominations as each Purchaser may request) to the Purchasers that are being acquired by the Purchasers at the Closing.

                  (g) RESOLUTIONS. The Board of Directors of the Company shall have adopted resolutions consistent with SECTION 2.1(B) hereof in a form reasonably acceptable to the Purchasers (the "RESOLUTIONS").

                  (h) RESERVATION OF SHARES. As of the Closing Date, the Company shall have reserved out of its authorized and unissued shares of common stock solely for the purpose of effecting the exercise of the Warrants, a number of shares of common stock equal to at least 100% of the aggregate number of shares of common stock initially issuable upon exercise of the Warrants.

                  (i) TRANSFER AGENT INSTRUCTIONS. The Irrevocable Transfer Agent Instructions, in the form of EXHIBIT E attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  (j) SECRETARY'S CERTIFICATE. The Company shall have delivered to the Purchasers a secretary's certificate, dated as of the Closing Date, as to (i) the Resolutions, (ii) the Articles, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

                  (k) OFFICER'S CERTIFICATE. On the Closing Date, the Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this SECTION 4.2 as of the Closing Date.

                  (l) AMENDED AND RESTATED SECURITY AGREEMENTS. As of the Closing Date, the parties shall have entered into the Amended and Restated Security Agreements in substantially the forms set forth in EXHIBIT F attached hereto.

                  (m) UCC-1 FINANCING STATEMENTS. The Company shall have filed all UCC-1 financing statements or agreements in form and substance satisfactory to the Purchasers at the appropriate offices to create a valid and perfected security interest in the Collateral (as defined in the Amended and Restated Security Agreements).

                  (n) JUDGMENT, LIEN AND UCC SEARCH. A judgment, lien and UCC financing statement search shall have been completed by the Purchasers.

                  (o) MATERIAL ADVERSE EFFECT. No Material Adverse Effect shall have occurred.

                                   ARTICLE V
                               CERTIFICATE LEGEND
                               ------------------

         SECTION 5.1 LEGEND. Each certificate representing the Common Stock, the Warrants and the Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "BLUE SKY" laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR TELENETICS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

         The Company agrees to reissue certificates representing any of the Securities, without the legend set forth above if at such time, prior to making any transfer of any such Securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer will not be effected until: (a) the Company has notified such holder that either (i) in the opinion of Company counsel, the registration of the Common Stock, Warrants or Warrant Shares under the Securities Act is not required in connection with such proposed transfer; or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act; and (b) the Company has notified such holder that either: (i) in the opinion of Company counsel, the registration or qualification under the securities or "BLUE SKY" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "BLUE SKY" laws has been effected. The Company will use its best efforts to respond to any such notice from a holder within five (5) days. In the case of any proposed transfer under this SECTION 5, the Company will use reasonable efforts to comply with any such applicable state securities or "BLUE SKY" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in SECTION 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

                                   ARTICLE VI
                                   TERMINATION
                                   -----------

         SECTION 6.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Purchasers.

         SECTION 6.2 EFFECT OF TERMINATION. If this Agreement is terminated as provided in SECTION 6.1 herein, this Agreement shall become void and of no further force and effect, except for SECTIONS 8.1 AND 8.2, and ARTICLE VII herein. Nothing in this SECTION 6.2 shall be deemed to release the Company or any Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company and such Purchaser to compel specific performance by the other party of its obligations under this Agreement.

                                  ARTICLE VII
                                 INDEMNIFICATION
                                 ---------------

         SECTION 7.1 GENERAL INDEMNITY. The Company agrees to indemnify and hold harmless each Purchaser (and its respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by each Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchasers severally but not jointly agree to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchasers herein.

         SECTION 7.2 INDEMNIFICATION PROCEDURE. Any party entitled to indemnification under this ARTICLE VII (an "INDEMNIFIED PARTY") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this ARTICLE VII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this ARTICLE VII to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this ARTICLE VII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

                                  ARTICLE VIII
                                  MISCELLANEOUS
                                  -------------

         SECTION 8.1 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

         SECTION 8.2 SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION.

                  (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (b) The Company and each Purchaser (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing via certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this
         SECTION 8.2 shall affect or limit any right to serve process in any other manner permitted by law.

         SECTION 8.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least a majority of the principal amount of the Notes then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Notes, as the case may be.

         SECTION 8.4 NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         If to the Company:                 Telenetics Corporation
                                            25111 Arctic Ocean
                                            Lake Forest, California 92630
                                            Attention:  President
                                            Attention:  Chief Financial Officer
                                            Telecopier:  (949) 455-9324
                                            Telephone:  (949) 455-4000

         with copies (which copies
         shall not constitute notice
         to the Company) to:                Larry A. Cerutti, Esq.
                                            Rutan & Tucker, LLP
                                            611 Anton Boulevard, Suite 1400
                                            Costa Mesa, California  92626
                                            Telecopier:  (714) 546-9035
                                            Telephone:  (714) 641-5100

         If to any Purchaser:               At the address of such Purchaser set
                                            forth on EXHIBIT A to this
                                            Agreement.

         Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other parties hereto.

         SECTION 8.5 WAIVERS. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         SECTION 8.6 HEADINGS. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

         SECTION 8.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. Subject to applicable federal and state securities laws, the Purchasers may assign the Notes, the Warrants and their rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company; provided, however, that any assignee shall first provide the Company with duly executed representations and warranties in the form contained in SECTION 2.2 of this Agreement.

         SECTION 8.8 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         SECTION 8.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

         SECTION 8.10 SURVIVAL. The representations and warranties of the Company and the Purchasers contained in SECTIONS 2.1(o) AND 2.1(s) should survive until the expiration of the applicable statutes of limitation, and those contained in ARTICLE II, with the exception of SECTIONS 2.1(o) AND 2.1(s), shall survive the execution and delivery hereof and the Closing until the date three
(3) years from the Closing Date, and the agreements and covenants set forth in ARTICLES I, III, V, VII AND VIII of this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

         SECTION 8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

         SECTION 8.12 PUBLICITY. The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers in accordance with SECTION 8.3, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement.

         SECTION 8.13 SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

         SECTION 8.14 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Notes, the Warrants and the Amended and Restated Security Agreements.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

COMPANY:                      TELENETICS CORPORATION


                              By: /s/ David L. Stone
                                  ----------------------------------------------
                                  Name:  David L. Stone
                                  Title:  President


PURCHASERS:                   SDS MERCHANT FUND, L.P.

                              By: SDS Capital Partners, LLC, its general partner


                                  By: /s/ Steve Derby
                                      ------------------------------------------
                                      Name:  Steve Derby
                                      Title: Managing Member


                                  /s/ Jeremy Bond
                                  ----------------------------------------------
                                  JEREMY BOND


                                  /s/ John Bertsch
                                  ----------------------------------------------
                                  JOHN BERTSCH


                                  GARY ARNOLD AND PATRICIA ARNOLD,
                                  Joint Tenants with Right of Survivorship


                                  By: /s/ Gary Arnold
                                      ------------------------------------------
                                      Name:  Gary Arnold


                                  By: /s/ Patricia Arnold
                                      ------------------------------------------
                                      Name:  Patricia Arnold


                                  ----------------------------------------------
                                  DENIS FORTIN

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                  SHADOW CAPITAL LLC


                                  By: /s/ B. Kent Garlinghouse
                                      ------------------------------------------
                                      Name:  B. Kent Garlinghouse
                                      Title: Manager



                                  DRAGON COEUR LLC II-D


                                  By: /s/ E. H. Arnold
                                      ------------------------------------------
                                      Name: E. H. Arnold
                                      Title:


                                  /s/ David Random
                                  ----------------------------------------------
                                  DAVID RANDOM


                                  /s/ Joseph Regan
                                  ----------------------------------------------
                                  JOSEPH REGAN


                                  THE SANFORD R. PENN, JR. TRUST
                                  DATED APRIL 30, 2002


                                  /s/ Sanford R. Penn, Jr.
                                  ----------------------------------------------
                                  Sanford R. Penn, Jr., Trustee


                                  /s/ Michael N. Taglich
                                  ----------------------------------------------
                                  MICHAEL N. TAGLICH


                                  /s/ Robert F. Taglich
                                  ----------------------------------------------
                                  ROBERT F. TAGLICH


                                  [SIGNATURES CONTINUED ON NEXT PAGE]

                                  TAG KENT PARTNERS


                                  By: /s/ Michael N. Taglich
                                      ------------------------------------------
                                      Name:  Michael N. Taglich
                                      Title: General Partner


                                  /s/ Charles S. Brand
                                  ----------------------------------------------
                                  CHARLES S. BRAND


                                  /s/ Michael J. Fourticq
                                  ----------------------------------------------
                                  MICHAEL J. FOURTICQ


                                  /s/ Keith Becker
                                  ----------------------------------------------
                                  KEITH BECKER


                                  /s/ Lloyd B. Embry
                                  ----------------------------------------------
                                  LLOYD B. EMBRY



                                  JOHN R. WORTHINGTON TRUST


                                  By: /s/ John R. Worthington
                                      ------------------------------------------
                                      John R. Worthington, Trustee



                                  DOLPHIN OFFSHORE PARTNERS, L.P.


                                  By: /s/ Peter E. Salas
                                      ------------------------------------------
                                      Name:  Peter E. Salas
                                      Title: General Partner


                                                             EXHIBIT A
                                                        LIST OF PURCHASERS
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
                                 NUMBER OF
                                  ORIGINAL                                                                 NUMBER
                                WARRANTS AND                                           PRINCIPAL AND     OF SHARES
                                  WARRANTS       DOLLAR AMOUNT       DOLLAR AMOUNT        INTEREST       OF COMMON
          NAMES AND                ISSUED             OF                  OF               AMOUNT       STOCK ISSUED
   ADDRESSES OF PURCHASERS       AT CLOSING      ORIGINAL NOTE       AMENDED NOTE      AS OF 2/28/03     AT CLOSING
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
SDS Merchant Fund, L.P.            2,553,105     $1,500,000 cash   $ 1,577,490.83 cash   $1,531,537.21    5,360,380
c/o SDS Capital Partners
One Sound Shore Drive
Greenwich, CT 06830
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Jeremy Bond                           85,104     $   50,000 cash   $    53,307.74 cash   $   51,754.84      181,142
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
John R. Bertsch                       85,104     $   50,000 cash   $    53,307.74 cash   $   51,754.84      181,142
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Gary Arnold and Patricia              85,104     $   50,000 cash   $    53,307.74 cash   $   51,754.84      181,142
Arnold,
Joint Tenants with Right of
Survivorship
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Denis Fortin                          85,104     $   50,000 cash   $    53,307.74 cash   $   51,754.84      181,142
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Shadow Capital LLC                    85,104     $   50,000 cash   $    53,307.74 cash   $   51,754.84      181,142
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Dragon Coeur LLC II-D                170,207     $  100,000 cash   $   106,615.50 cash   $  103,509.70      362,384
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
David Random                          42,552     $   25,000 cash   $    26,653.88 cash   $   25,877.43       90,571
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019


------------------------------ --------------- ------------------ -------------------- --------------- ---------------
                                 NUMBER OF
                                  ORIGINAL                                                                 NUMBER
                                WARRANTS AND                                           PRINCIPAL AND     OF SHARES
                                  WARRANTS       DOLLAR AMOUNT       DOLLAR AMOUNT        INTEREST       OF COMMON
          NAMES AND                ISSUED             OF                  OF               AMOUNT       STOCK ISSUED
   ADDRESSES OF PURCHASERS       AT CLOSING      ORIGINAL NOTE       AMENDED NOTE      AS OF 2/28/03     AT CLOSING
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Joseph F. Regan                       42,552     $   25,000 cash   $    26,653.88 cash   $   25,877.43       90,571
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
The Sanford R. Penn Trust             42,552     $   25,000 cash   $    26,653.88 cash   $   25,877.43       90,571
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Michael N. Taglich                    42,552     $   25,000 cash   $    26,653.88 cash   $   25,877.43       90,571
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Robert F. Taglich                     42,552     $   25,000 cash   $    26,653.88 cash   $   25,877.43       90,571
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Tag Kent Partners                    191,483     $  112,500        $   119,926.96 cash   $  116,433.40      407,517
c/o Taglich Brothers, Inc.                      cancellation of
1370 Avenue of the Americas                     indebtedness
31st Floor                                      (comprising the
New York, NY  10019                             $75,000 principal
                                                balance of the
                                                6.5% note issued
                                                January 23, 2001
                                                plus the $37,500
                                                principal balance
                                                of the 10%
                                                note issued
                                                December 23, 1999)
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Charles S. Brand                      38,297     $   22,500 cash   $    24,573.08 cash  $    23,857.24       83,500
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas,
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Michael J. Fourticq                   85,104     $   50,000 cash   $    59,521.45 cash  $    53,016.09      178,556
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas,
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Keith Becker                          51,063     $   30,000 cash   $    32,764.10 cash  $    31,809.66      111,334
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas,
31st Floor
New York, NY  10019

------------------------------ --------------- ------------------ -------------------- --------------- ---------------
                                 NUMBER OF
                                  ORIGINAL                                                                 NUMBER
                                WARRANTS AND                                           PRINCIPAL AND     OF SHARES
                                  WARRANTS       DOLLAR AMOUNT       DOLLAR AMOUNT        INTEREST       OF COMMON
          NAMES AND                ISSUED             OF                  OF               AMOUNT       STOCK ISSUED
   ADDRESSES OF PURCHASERS       AT CLOSING      ORIGINAL NOTE       AMENDED NOTE      AS OF 2/28/03     AT CLOSING
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Lloyd B. Embry                        51,063    $    30,000 cash   $    32,764.10 cash  $    31,809.66      111,334
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas,
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
John R. Worthington Trust             51,063    $    30,000 cash   $    32,764.10 cash  $    31,809.66      111,334
c/o Taglich Brothers, Inc.
1370 Avenue of the Americas,
31st Floor
New York, NY  10019
------------------------------ --------------- ------------------ -------------------- --------------- ---------------
Dolphin Offshore Partners,         3,599,878    $ 2,115,000        $ 2,232,714.65 cash  $ 2,167,673.81    7,586,858
L.P.                                            cancellation of
129 East 17th Street                            indebtedness
New York, N.Y. 10003                            (comprising the
                                                remaining
                                                balance of the
                                                7.0% Convertible
                                                Subordinated
                                                Debenture due
                                                January 2, 2003)

                                    EXHIBIT B
              FORM OF AMENDED AND RESTATED SECURED PROMISSORY NOTE



                                    EXHIBIT C
                      FORM OF AMENDED AND RESTATED WARRANT



                                    EXHIBIT D
           FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT



                                    EXHIBIT E
                 FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS



                                    EXHIBIT F
                 FORM OF AMENDED AND RESTATED SECURITY AGREEMENT